UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, in connection with SunPower Corporation’s (the “Company”) entry into the Second Lien Credit Agreement (as defined below), the Company agreed to issue to Sol Holding, LLC (the “Warrantholder”) warrants to purchase up to approximately 75.2 million shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), consisting of two tranches: (i) the first tranche (the “First Tranche Warrant”) consisting of a warrant exercisable for 41,752,640 shares of Common Stock (the “First Tranche Warrant Shares”) and (ii) the second tranche (the “Second Tranche Warrant”) consisting of an additional warrant exercisable for an aggregate of 33,402,112 shares of Common Stock (the “Second Tranche Warrant Shares” and together with the First Tranche Warrant Shares, the “Warrant Shares”). The First Tranche Warrant was issued on February 14, 2024 in connection with the Tranche 1 Second Lien Loans (as defined below) and, as of the date hereof, the Warrantholder has exercised such First Tranche Warrant in its entirety.

As a result of the Company drawing upon the Tranche 2 Second Lien Loans (as defined below) under the Second Lien Credit Agreement, the Company issued the Second Tranche Warrant to the Warrantholder under the Warrant to Purchase Common Stock, dated May 30, 2024 (the “Second Tranche Warrant to Purchase”). The Second Tranche Warrant is exercisable in whole or in part for Second Tranche Warrant Shares at an exercise price of $0.01 per share and expires on the tenth anniversary of issuance. The Warrantholder may pay the exercise price in cash or elect to exercise the Second Tranche Warrant on a “cashless” basis.

As previously disclosed, on February 14, 2024, in connection with the Second Lien Credit Agreement and the issuance of the First Tranche Warrant, the Company also entered into a registration rights agreement with the Warrantholder (the “Registration Rights Agreement”), pursuant to which the Company agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 or such other form as required on or prior to the date that is five (5) business days following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to register for resale the Warrant Shares issuable upon the exercise of the First Tranche Warrant and the Second Tranche Warrant.

The terms of the Second Tranche Warrant, including rights associated with the Registration Rights Agreement, are substantially similar to the First Tranche Warrant, which such terms are more fully described in the Current Report on Form 8-K filed by the Company on February 15, 2024.

The foregoing descriptions of the Second Tranche Warrant and Registration Rights Agreement are qualified in their entirety by reference to the full text of the Second Tranche Warrant to Purchase, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference and the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on February 15, 2024, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on February 14, 2024, the Company entered into the Second Lien Credit Agreement, by and among the Company, certain of its subsidiaries as guarantors party thereto, the lenders party thereto, GLAS USA LLC, as Administrative Agent, and GLAS Americas, LLC, as Collateral Agent (the “Second Lien Credit Agreement”). Capitalized terms used but not defined in this section shall have the meanings given to such terms in the Second Lien Credit Agreement. The Second Lien Credit Agreement provides for an approximately $175.5 million term loan facility comprised of: (i) an approximately $125.5 million tranche of second lien term loans (“Tranche 1 Second Lien Loans”), which was borrowed on the closing date of the Second Lien Credit Agreement; and (ii) a second tranche of $50 million of second lien term loans (“Tranche 2 Second Lien Loans”).

On May 30, 2024, the Company borrowed $50 million of Tranche 2 Second Lien Loans, which consisted of all Tranche 2 Term Loan Commitments. The Second Lien Credit Agreement and loans thereunder are more fully described in the Current Report on Form 8-K filed by the Company on February 15, 2024.

The foregoing descriptions of the Tranche 2 Second Lien Loans and the terms of the Second Lien Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Second Lien Credit Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.
The information contained above in Item 1.01 relating to the Second Tranche Warrant is hereby incorporated by reference into this Item 3.02. Such Second Tranche Warrant was offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder as transactions not involving a public offering, in reliance upon the following facts: no general solicitation was used in the offer or sale of such securities; the recipients of the securities had adequate access to information about the Company; each recipient of such securities represented its acquisition thereof as principal for its own account and its lack of any arrangements or understandings regarding the distribution of such securities; each recipient of such securities represented its capability of evaluating the merits of an investment in the Company’s securities due to its knowledge, sophistication and experience in business and financial matters; and such securities were issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this document or the attached exhibits is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01	Regulation FD.
On June 3, 2024, the Company issued a press release announcing the transactions described herein. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Tranche Warrant to Purchase
10.2	Second Lien Credit Agreement
99.1	Press Release, dated June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

June 3, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer